SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549



                             FORM 8-K

        Current Report Pursuant to Section 13 or 15(d) of
               The Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported):
                        December 17, 1997



                       THE PITTSTON COMPANY

      (Exact Name of registrant as specified in its charter)






    Virginia               1-9148            54-1317776
 (State or other        (Commission       (I.R.S. Employer
  jurisdiction          File Number)     Identification No.)
of Incorporation)




1000 Virginia Center Parkway
P. O. Box 4229
Glen Allen, VA                               23058-4229
(Address of principal                        (Zip Code)
executive offices)



                          (804)553-3600
       (Registrant's telephone number, including area code)

Item 5.  Other Events

     On December 17, 1997, BAX Global Inc., the operating unit of the Pittston Burlington Group, announced that it signed an agreement to acquire, subject to certain conditions and termination rights, Distribution Services Limited and an affiliated company. A press release regarding the acquisition is attached as Exhibit 99 hereto.

                             EXHIBITS

99        Registrant's press release dated December 17, 1997.


                            SIGNATURE
          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              THE PITTSTON COMPANY
                                  (Registrant)



                              By /s/ Austin F. Reed
                                Vice President, General
                                  Counsel and Secretary


Dated: December 19, 1997